UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 08, 2025

IPC Alternative Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-272750	87-1302380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 218-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

The Board of Directors of IPC Alternative Real Estate Income Trust, Inc. (the “Company”) has authorized a gross distribution for each class of its common stock in an amount per share equal to $0.1042 for stockholders of record as of January 31, 2025, compared to a $0.0885 per share gross distribution for the prior month. The net per share amount of distributions on Class T, Class S, and Class D shares will generally differ because of different class-specific distribution fees that are deducted from the gross distributions for each share class. This per share distribution increase reflects the Company’s view that the improving economic landscape and strengthening market fundamentals will support sustained growth and long-term value creation for the Company’s stockholders.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “may,” “could,” “should,” “expect,” “intend,” “plan,” “goal,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “variables,” “potential,” “continue,” “expand,” “maintain,” “create,” “strategies,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of the management of the Company based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and the Company cautions stockholders not to place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on March 20, 2024, and subsequent Quarterly Reports on Form 10-Q. Forward-looking statements reflect management’s view only as of the date they are made, and may ultimately prove to be incorrect or false. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results except as required by applicable law. The Company intends for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC Alternative Real Estate Income Trust, Inc.

Date:	January 8, 2025	By:	/s/ Jerry Kyriazis
Jerry Kyriazis Chief Financial Officer